UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AerSale Corporation
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 9, 2023
2:00 p.m. (Eastern time)

AERSALE CORPORATION
255 ALHAMBRA CIRCLE, SUITE 435
CORAL GABLES, FLORIDA 33134
April 28, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation. at 2:00 p.m. Eastern time, on Friday, June 9, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Nicolas Finazzo
Nicolas Finazzo
Chairman and Chief Executive Officer

AERSALE CORPORATION
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FRIDAY, JUNE 9, 2023
The Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation, a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Friday, June 9, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
Proposal 1:
election of eight members of our Board of Directors named in the accompanying proxy statement for a one-year term to expire at the 2024 Annual Meeting of Stockholders;

Proposal 2:
approval of the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan; and

Proposal 3:
ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Holders of record of our common stock as of the close of business on April 20, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 255 Alhambra Plaza Place, Suite 435, Coral Gables, Florida 33134 for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive VP, General Counsel & Secretary
Coral Gables, Florida
April 28, 2023

AerSale, Inc. | i

Note Regarding Corporate History and Background
In this proxy statement, “AerSale”, “Company”, “we”, “us”, and “our” refer to AerSale Corporation (f/k/a Monocle Holdings Inc.) and its consolidated subsidiaries. On December 22, 2020, (the “Closing Date”), Monocle Acquisition Corporation (“Monocle”) consummated the previously announced business combination pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Merger Agreement”), by and among Monocle, AerSale Corporation (f/k/a Monocle Holdings Inc.), a Delaware corporation (the “Company”), AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P. (“Leonard Green”), a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Merger Agreement).
The transactions contemplated by the Merger Agreement are referred to herein as the “Merger” or the “Business Combination” and in connection therewith, Monocle merged with and into us, whereby we survived the merger and became the successor issuer to Monocle by operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”).
In connection with the closing of the Business Combination (the “Closing”), AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation.” Immediately following the Merger, the Company contributed all of its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.

AerSale, Inc. | ii

PROXY STATEMENT
AERSALE CORPORATION
255 Alhambra Plaza, Suite 435
Coral Gables, Florida 33134
This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 9, 2023 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share (“common stock”), as of the close of business on April 20, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 51,221,386 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 28, 2023, to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 9, 2023
This Proxy Statement and the 2022 Annual Report are available at http://www.proxyvote.com
AerSale, Inc. | 1

PROXY STATEMENT
Proposals
At the Annual Meeting, our stockholders will be asked:
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To elect Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, Richard J. Townsend, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy as directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To approve the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan;

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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, Richard J. Townsend, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy to serve as directors until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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FOR the approval of the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan; and

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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because AerSale’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, AerSale is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 28, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

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PROXY STATEMENT
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 20, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 51,221,386 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, AerSale has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/ASLE2023.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws, as amended, to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

AerSale, Inc. | 4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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by Mail — You can vote by mail by signing, dating, and mailing the proxy card if provided to you; or

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Electronically at the Annual Meeting — If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 8, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of AerSale prior to the Annual Meeting; or

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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise vote through your bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

AerSale, Inc. | 5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ASLE2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ASLE2023.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters.
The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or our Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

AerSale, Inc. | 6

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 2: Approval of the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan	The affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	The affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.
What is an “abstention” and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the election of directors. Abstentions will have the same effect as a vote (i) against the approval of the First Amendment to the AerSale Corporation 2020 Equity Incentive Plan, and (ii) against the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval of the First Amendment to the 2020 Equity Incentive Plan of AerSale Corporation. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON
PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, eight (8) directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eleven (11) directors on our Board. Of our eleven (11) current directors, three (3) directors, Michael Kirton, Eric Zahler, and Sai Devabhaktuni, have decided not to stand for re-election. The Board has nominated each of our remaining current eight (8) directors, Nicolas Finazzo, Robert Nichols, Jonathan Seiffer, Peter Nolan, Richard J. Townsend, General C. Robert Kehler, Lt. General Judith Fedder, and Andrew Levy, who was appointed to the Board on April 15, 2023, as director candidates to serve as directors until the 2024 Annual Meeting and until each such director’s respective successor is elected and qualified.
In accordance with our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, each as amended, the Board of Directors will stand for election for one-year terms that expire at the following year’s annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification, or removal. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the total number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board, which number is currently eleven (11), but will be reduced to eight (8) upon conclusion of the Annual Meeting based upon the fact that three (3) of the current directors have decided not to stand for re-election. Although fewer nominees are named than the number currently fixed, proxies cannot be voted for a greater number of persons than the number of nominees named as the number of directors will be reduced upon conclusion of the Annual Meeting. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal, or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears below. In the event that any of Mr. Finazzo, Mr. Nichols, Mr. Seiffer, Mr. Nolan, Mr. Townsend, General Kehler, Lt. General Fedder, or Mr. Levy should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.
Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

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PROPOSALS TO BE VOTED ON
The current members of the Board of Directors who are also nominees for election to the Board of Directors as directors are as follows:
Name	Age	Position with AerSale
Nicolas Finazzo	66	Chairman, Chief Executive Officer, Division President, TechOps and Director
Robert B. Nichols	66	Vice Chairman, Division President, Asset Management Solutions and Director
Jonathan Seiffer	51	Director
Peter Nolan	64	Director
Richard J. Townsend	72	Director
General C. Robert Kehler	70	Director
Lt. General Judith Fedder	65	Director
Andrew Levy	53	Director
The following information with respect to the eight (8) nominees is based on information furnished to the Company by each nominee and highlights the specific experience, qualifications, attributes, and skills of the individual nominees that have led the Board to conclude that each should continue to serve on the Board:

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PROPOSALS TO BE VOTED ON
Nicolas Finazzo
Age: 66 Position: Chairman, Chief Executive Officer, Division President, TechOps and Director
Nicolas Finazzo has served on our Board since December 2020. Mr. Finazzo founded AerSale Corp. in 2008 and has served as Chairman and Chief Executive Officer from inception until January 2019, and again since December 2019. He has also served as Division President, TechOps since December 2019. From January 2019 to December 2019, Mr. Finazzo was Executive Chairman of AerSale Corp. From 1997 to 2008, Mr. Finazzo was Co-Founder and Chief Executive Officer of AeroTurbine, Inc., a supplier of aircraft and engine products and MRO service provider. In 1997, Mr. Finazzo was Vice President and General Counsel of AeroThrust, Inc., parts supplier, MRO service provider and aircraft engine leasing company. From 1991 to 1997, Mr. Finazzo was Vice President and General Counsel of International Air Leases, Inc., a used aircraft leasing company. From 1987 to 1991, Mr. Finazzo was Vice President of Contracts for Greenwich Air Services, a jet engine maintenance, repair and overall (“MRO”) service provider. From 1981 to 1987, Mr. Finazzo was President of Southern Express Airways, Inc., a commuter airline operating in the United States.
As one of our founders, Chairman and Chief Executive Officer, Mr. Finazzo brings to the Board significant senior leadership and institutional knowledge of the Company with considerable expertise in MRO services, parts distribution and aircraft and engine leasing sectors of the industry.

Robert B. Nichols
Age: 66 Position: Vice Chairman, Division President, Asset Management Solutions and Director
Robert B. Nichols has served on our Board since December 2020. Mr. Nichols founded AerSale Corp. in 2008 and has served as Vice Chairman since January 2019. He has also served as Division President, Asset Management Solutions since December 2019. From 2017 to December 2019, Mr. Nichols was Principal of AerSale Corp. From 2008 to 2017, Mr. Nichols also was Chief Operating Officer of AerSale Corp. From 1997 to 2008, Mr. Nichols was Co-Founder and Chief Operating Officer of AeroTurbine, Inc. From 1990 to 1997, Mr. Nichols was Vice President of Engine Sales and Leasing for AeroThrust, Inc. From 1989 to 1990, Mr. Nichols was Director of Engine Sales and Leasing for Greenwich Air Services.
As one of our founders and our Vice Chairman, Mr. Nichols brings to the Board significant senior leadership, marketing, technical, and global experience along with deep institutional knowledge of the Company, its operations and customer relations.

Non-Employee Directors
Jonathan Seiffer
Age: 51 Position: Director
Jonathan Seiffer has served on our Board since December 2020. Mr. Seiffer currently serves as Senior Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm that is one of AerSale Corporation’s significant stockholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette. Mr. Seiffer currently serves on the boards of Signet Jewelers Limited (NYSE: SIG), Authentic Brands Group, Caliber Collision Centers, Mister Car Wash, Inc. (NYSE: MCW), SRS Distribution, Mariner Wealth Advisors, Parts Town, West Shore Home and Sun Auto.
Mr. Seiffer brings particular knowledge and experience in finance, and broad-based experience in the leadership of distribution businesses. Mr. Seiffer also brings to the Board significant strategic leadership, experience in the investment industry and valuable global business perspective.

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Peter Nolan
Age: 64 Position: Director
Peter Nolan has served on our Board since December 2020. Mr. Nolan is the Chairman of Nolan Capital, a private investment company, a senior advisor to Leonard Green, and was previously a managing partner of Leonard Green. Mr. Nolan currently serves on the board of directors of Activision Blizzard, Inc. (NASDAQ: ATVI), among others Prior to becoming a partner at Leonard Green in 1997, Mr. Nolan served as a managing director and the Co-Head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a First Vice President in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a Vice President at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company.
Mr. Nolan brings to the Board experience in finance, asset management, capital markets and capital management, experience as a senior executive, and perspective as an institutional investor.

Richard J. Townsend
Age: 72 Position: Director
Richard J. Townsend has served on our Board since December 2020. Prior to December 2020, Mr. Townsend served as the Executive Vice President and Chief Financial Officer of Monocle, which consummated a business combination with AerSale Corp. in 2020. Mr. Townsend brings 40 years of knowledge and experience in finance, strategy and operations. Prior to Monocle, Mr. Townsend was a Managing Partner at Rangeley Capital (“Rangeley”), with responsibilities as a Portfolio Manager and Chief Operating Officer from 2008 to 2017, and subsequently as an Advisory Partner. Prior to Rangeley, Mr. Townsend was Executive Vice President and Chief Financial Officer of Loral Space & Communications, Inc. (Nasdaq: LORL) from 1998 to 2007, where he was responsible for all financial aspects of the business. From 1996 to 1998, Mr. Townsend served as the Corporate Controller and Director of Strategy of ITT Industries (NYSE: ITT). Mr. Townsend spent the prior 17 years in various roles in operations and financial Management at IBM (NYSE: IBM), including serving as Controller for EMEA (Europe, Middle East and Africa) in France. Prior to IBM, Mr. Townsend was a mechanical engineer at General Electric’s Nuclear Energy Division (NYSE: GE). Mr. Townsend holds a Bachelor of Science degree in Mechanical Engineering from the University of Michigan, a Master of Science degree in Engineering from the University of California at Berkeley and an MBA from Stanford University.
Mr. Townsend brings to the Board extensive experience as a senior operating and finance executive for large public companies.

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General C. Robert Kehler
Age: 70 Position: Director
General C. Robert Kehler, USAF (ret), served as a director of Monocle until the business combination merger with AerSale in December 2020. He has 43 years of leadership, strategy and governance experience related to military operations of the United States of America. General Kehler currently serves on the board of directors of Maxar Technologies Ltd. (NYSE: MAXR; TSX: MAXR) and Connect Bidco Ltd. (parent of Inmarsat) and is a senior advisor to McKinsey and Company. In 2022, the governor of Virginia appointed him to the board of the Virginia Commercial Space Flight Authority.
General Kehler retired from the United States Air Force in December 2013 after almost 39 years of distinguished service. From January 2011 until November 2013, he served as the Commander, United States Strategic Command (“USSTRATCOM”), where he was directly responsible to the Secretary of Defense and President for the plans and operations of all U.S. forces conducting strategic deterrence, nuclear alert, global strike, space, cyberspace and associated operations. Prior to commanding USSTRATCOM, General Kehler commanded United States Air Force Space Command (predecessor to the United States Space Force) and two operational space wings conducting space launch, missile warning, and space control missions. He also commanded an intercontinental ballistic missile squadron and group.
General Kehler entered the Air Force in 1975 as a Distinguished Graduate of the Pennsylvania State University R.O.T.C. program, has master’s degrees in Public Administration and National Security and Strategic Studies, and completed executive development programs at Carnegie-Mellon, Syracuse, and Harvard Universities. His military awards include the Defense Distinguished and Superior Service Medals, the Distinguished Service Medal (2 awards), Legion of Merit (3 awards), and the French Legion of Honor (Officer). General Kehler is an Affiliate of Stanford’s Center for International Security and Cooperation and a Senior Fellow of the National Defense University.
Mr. Kehler brings to the Board over 40 years of leadership and governance experience and extensive involvement serving as a director and member of board committees.

Lt. General Judith A. Fedder
Age: 65 Position: Director
General Fedder has served on our Board since July 1, 2022. At the time of her retirement after nearly 35 years of active duty Air Force service, General Fedder served as Deputy Chief of Staff for Logistics, Installations and Mission Support, Headquarters U.S. Air Force, Washington, D.C. In that role, she was responsible to the Air Force Chief of Staff for leadership, management and integration of Air Force logistics readiness, aircraft, munitions, and missile maintenance, with emphasis on combat readiness and weapon system availability. Her portfolio also included setting policy and preparing budget estimates for Air Force civil engineering and security forces functions. Following her military career, General Fedder was a Senior Director at The Boeing Company for Global Sales and Marketing, Integrated Logistics, Boeing Defense. In that role, she secured capture of after-market services for military fighter and helicopter platforms and supply chain. She is currently a Senior Advisor at the Boston Consulting Group.
General Fedder is a member of the Board of Directors of GelSight, Inc. and the Institute for Defense & Business, a nonprofit education and research institute in Chapel Hill, NC. She also served as a member of the Defense Advisory Committee for Women in the Services and is an Emeritus Member of the Board of Governors for Civil Air Patrol. General Fedder is a former Presidential appointee to the Board of Visitors for the U.S. Air Force Academy as well as recipient of the Michigan State University Distinguished Alumni Award in 2014.
General Fedder graduated from Michigan State University in 1980 with a Bachelor of Science degree and holds an MBA from the Florida Institute of Technology. She is also a distinguished graduate of the Air Force Reserve Officer Training Corps program, and her active duty career included leading and commanding aircraft maintenance units. General Fedder served as the Sub-Unified Commander of U.S. Forces Azores and commanded the 76th Maintenance Wing aircraft depot at Tinker AFB, Oklahoma, leading over 9,000 employees in the maintenance, repair, and overhaul of military aircraft, engines, and components.
General Fedder brings to the Board over 35 years of leadership and governance experience in aeronautical government and defense contracting and logistics.

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Andrew Levy
Age: 53 Position: Director
Mr. Levy is the founder, Chairman and Chief Executive Officer of Avelo Airlines. Prior to launching Avelo Airlines in 2021, Mr. Levy was a co-founder, President and Chief Financial Officer at Allegiant Travel Company (Nasdaq: ALGT). Following his tenure at Allegiant, Mr. Levy served as Chief Financial Officer for United Airlines (NYSE: UAL) from August 2016 until May 2018. Mr. Levy has been a member of the board of directors at Copa Holdings, S.A. (NYSE: CPA) since 2016, a leading Latin American airline, and has served on the audit committee. Mr. Levy started his aviation career as the Director of Contracts at ValueJet Airlines and also served as Vice President of Savoy Capital, an aviation focused investment and advisory firm, and Vice President of Network Development and Planning at Mpower Communications, a telecommunications company.
Mr. Levy earned a BA degree in Economics from Washington University in St. Louis and Juris Doctorate degree from Emory University School of Law.
Mr. Levy brings to the Board just under three decades of corporate and entrepreneurial experience in the aviation and telecommunications industry as well as leadership and governance experience and extensive involvement serving as a director and member of board committees.

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PROPOSAL 2: APPROVAL OF FIRST AMENDMENT TO 2020 EQUITY INCENTIVE PLAN
Proposal Summary
Effective as of December 22, 2020, the Company established the AerSale Corporation 2020 Equity Incentive Plan (the “2020 Plan”). The purpose of the 2020 Plan is to provide a means whereby Company directors, officers, employees, consultants, and advisors can acquire and maintain an equity interest through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based awards, or be paid incentive compensation, including incentive compensation measured by reference to the value of the Company’s common stock, thereby strengthening their commitment to the Company’s welfare and aligning their interests with those of the Company’s stockholders.
On April 14, 2023 (the “Effective Date”), the Board adopted, subject to stockholder approval, the First Amendment to the 2020 Plan (the “First Amendment”). If approved by the stockholders, the First Amendment will increase the number of shares of common stock reserved and available for grant under the 2020 Incentive Plan by 2,000,000 shares. No other changes are being made to the 2020 Plan. The Board believes that the Company’s success is due to its talented workforce and that its future success partially depends on the Company’s continued ability to attract and retain talented people. The ability to grant equity awards under the 2020 Plan is a critical tool in the Company’s efforts to achieve this objective. We anticipate that this increase in shares will allow the 2020 Plan to operate for several years, although this could change based on other factors, including but not limited to merger and acquisition activity.
We believe that equity-based awards are an important part of our overall compensation program and want to ensure that there is a sufficient number of shares available to adequately incentivize our officers, employees, directors and consultants. As of December 31, 2022, we had 2,438,611 shares of restricted stock units (including both time-based and performance-based restricted stock units) outstanding under the 2020 Plan. As of December 31, 2022, due to expected vesting of outstanding shares of restricted stock units, only 809,620 shares remained available for future grants under the 2020 Plan.
If the First Amendment is not approved, the shares available for grant under the 2020 Plan could be exhausted within the next year, which would have a detrimental effect on our ability to attract, retain and motivate our employees, officers, directors, advisors and consultants. The Board believes the potential dilution from equity issuances to be made under the 2020 Plan is reasonable and that approval of the First Amendment is important in that it allows us to continue awarding equity incentives, which are an important component of our overall compensation program.
Our burn rate for the last two years (the “Burn Rate”), which we define as the total number of shares subject to awards granted in a calendar year expressed as a percentage of our diluted weighted average shares outstanding, was 1% for 2022 and 8% for 2021, and the average Burn Rate over the last two years was 4%.
The closing price of our common stock, as reported on the NASDAQ on April 20 was $17.52 per share. If the First Amendment is approved by our stockholders, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the additional shares authorized for issuance pursuant to the First Amendment.
Plan Summary
Purpose. The purpose of the 2020 Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby Company directors, officers, employees, consultants, and advisors can acquire and maintain an equity interest through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based awards, or be paid incentive compensation, including incentive compensation measured by reference to the value of the Company’s common stock, thereby

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strengthening their commitment to the Company’s welfare and aligning their interests with those of the Company’s stockholders.
Eligible Participants. Any director, officer, employee, advisor or consultant of the Company or its affiliates will be eligible to participate in the 2020 Plan. We currently have approximately 650 employees and 9 non-employee directors, although we expect that the majority of awards will be generally limited to approximately 25 employees and all of our non-employee directors.
Types of Awards. The 2020 Plan provides for the grant of options to purchase shares of our common stock, $0.0001 par value (“Shares”), including stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code and nonqualified stock options that are not intended to so qualify (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards and restricted stock units (“RSUs”), and other equity-based or cash-based awards (each, an “Award”).
Administration. The 2020 Plan will be administered by the Compensation Committee of the Board or such other committee as the Board may designate to administer the 2020 Plan (the “Compensation Committee”). Subject to the terms of the 2020 Plan and applicable law, the Compensation Committee will have the sole authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or Award granted under, the 2020 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the 2020 Plan; and (ix) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan. Unless otherwise expressly provided in the 2020 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2020 Plan or any award or any documents evidencing awards granted pursuant to the 2020 Plan are within the sole discretion of the Compensation Committee, may be made at any time, and are final, conclusive, and binding upon all persons or entities.
Share Reserve. Subject to adjustment as provided below, if the First Amendment is approved, the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the 2020 Plan will be 6,200,000 shares (the “Absolute Share Limit”). To the extent that an Award expires or is cancelled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the participant of the full number of Shares to which the Award related, the unissued Shares will again be available for grant under the 2020 Plan. Shares withheld in payment of the exercise price, or taxes relating to an Award, and Shares equal to the number of Shares surrendered in payment of any exercise price, or taxes relating to an Award, shall be deemed to constitute Shares not issued; provided, however, that such Shares shall not become available for issuance if either: (i) the applicable Shares are withheld or surrendered following the termination of the 2020 Plan or (ii) at the time the applicable Shares are withheld or surrendered, it would constitute a material revision of the 2020 Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Shares are listed. Awards may, in the sole discretion of the Compensation Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines, or substitute awards, and such substitute awards will not be counted against the Absolute Share Limit, except that substitute awards intended to qualify as ISOs will count against the limit on ISOs described below.

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Other Plan Limits. The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to ISOs is 6,200,000 (the “ISO Limit”).
Limit for Non-Employee Directors. During a single fiscal year, each non-employee director shall be granted a number of Shares, taken together with any cash fees paid to such non-employee director during the fiscal year, equal to a total value of $300,000 or such lower amount as determined by the Board.
Changes in Capitalization. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares (including a Change in Control (as defined in the 2020 Plan)), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Compensation Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an “Adjustment Event”), the Compensation Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the 2020 Plan with respect to the number of Awards which may be granted hereunder; (B) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the 2020 Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the exercise price or strike price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Compensation Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.
Description of Awards
Stock Options. A stock option is a right to purchase Shares in the future at an exercise price determined by the Compensation Committee at the date of grant. The per-Share exercise price for stock options will not be less than the Fair Market Value (as defined in the 2020 Plan) on the date of grant (and not less than 110% of such Fair Market Value for ISO grants made to holders of more than 10% of the Company’s voting power). The terms and conditions of stock options (including exercise price and vesting) will be determined by the Compensation Committee subject to limits set forth in the 2020 Plan and as set forth in the applicable award agreement. All stock options granted under the 2020 Plan will be NQSOs unless the applicable award agreement expressly states that the stock option is intended to be an ISO. All terms and conditions of all grants of ISOs will be subject to Section 422 of the Code and the regulations promulgated thereunder. The maximum term for an option is 10 years.
Unless otherwise provided by the Compensation Committee, the purchase price for the Shares as to which a stock option is exercised may be paid to the Company, to the extent permitted by law, (i) in cash, check, cash equivalent, and/or Shares valued at the Fair Market Value at the time the option is exercised; provided, that such Shares are not subject to any pledge or other security interest and have been held by the participant for at least six months or (ii) by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation: (a) in other property having a Fair Market Value on the date of exercise equal to the exercise price, (b) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Compensation Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise issuable upon the exercise of the option and to deliver promptly to the Company an amount equal to

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the exercise price, or (c) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an option that is needed to pay the exercise price.
SARs. The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan. The Compensation Committee may award SARs in tandem with options, and may also award SARs independent of any option. Generally, each SAR will entitle the participant upon exercise to an amount (in cash, Shares or a combination of cash and Shares, as determined by the Compensation Committee) equal to the product of  (i) the excess of  (a) the fair market value on the exercise date of one Share over (b) the strike price per Share covered by the SAR, times (ii) the number of Shares covered by the SAR, less any taxes required to be withheld. The strike price per Share will be determined by the Compensation Committee at the time of grant but in no event may such amount be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.
Restricted Stock. A share of restricted stock will be an actual Share granted under the 2020 Plan that will be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the 2020 Plan and in the applicable award agreement. The terms and conditions of restricted shares will be determined by the Compensation Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement. Restricted shares will be evidenced in such manner as the Compensation Committee may determine. If certificates representing restricted stock are registered in the name of the applicable participant, the certificates will bear an appropriate legend referring to the terms, conditions and restrictions applicable to restricted stock, and the Company will, at its discretion, retain physical possession of the certificates until all applicable restrictions lapse.
RSUs. An RSU is an unfunded and unsecured promise to deliver Shares or cash, or a combination, in accordance with the terms of the applicable award agreement. Each RSU will be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or will have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs will be permitted to be settled in cash, Shares or any combination thereof, upon the lapse of restrictions applicable to such RSUs or in accordance with the applicable award agreement. The terms and conditions of RSUs will be determined by the Compensation Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement.
Other Equity-Based Awards and Other Cash-Based Awards. The Compensation Committee may grant other equity-based or cash-based awards under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan.
Dividends and Dividend Equivalent Rights. The Compensation Committee in its sole discretion may provide as part of an award dividends or dividend equivalents, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion. Any dividends payable in respect of restricted stock awards that remain subject to vesting conditions shall be retained by the Company and delivered to the participant within 15 days following the date on which such restrictions on such restricted stock awards lapse and, if such restricted stock is forfeited, the participant shall have no right to such dividends. To the extent provided in an award agreement, dividends attributable to restricted stock units shall be distributed to the participant in cash or, in the sole discretion of the Compensation Committee, in Shares, upon the settlement of the restricted stock units and, if such restricted stock units are forfeited, the participant shall have no right to such dividends.
Description of Other Plan Terms
Term. No Award may be granted under the 2020 Plan after the tenth anniversary of the Effective Date but awards granted before then may extend beyond that date.

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Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the 2020 Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan or for changes in U.S. GAAP to new accounting standards; (ii) it would increase the number of securities which may be issued under the 2020 Plan (except for adjustments in connection with certain corporate events); or (iii) it would materially modify the requirements for participation in the 2020 Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a termination of employment or service); provided, that, except as otherwise permitted in the 2020 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent.
No Repricing. Without stockholder approval, except as otherwise permitted in the 2020 Plan: (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR; (ii) the Compensation Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value of the cancelled option or SAR; and (iii) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the Company’s securities are listed or quoted.
Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with: (i) any clawback, forfeiture, or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the participant will be required to repay the Company any such excess amount.
Detrimental Activity. If a participant has engaged in any Detrimental Activity (as defined in the 2020 Plan), the Compensation Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such participant’s outstanding awards; or (ii) forfeiture and repayment to the Company on any gain realized on the vesting, exercise, or settlement of any awards previously granted to such participant.
Assignability. No award will be permitted to be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company or any of its subsidiaries. However, the Compensation Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.
New Plan Benefits
The issuance of any awards under the 2020 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the number of shares that will be granted to any individual in the future.

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As discussed elsewhere in this proxy statement, pursuant to our current director compensation program, non-employee directors are granted an annual restricted stock unit award that has a grant date fair value of $60,000. Accordingly, on January 3, 2023 each of our eligible non-employee directors received an award of 3,735 restricted stock units and we anticipate that in future periods our non-employee directors will be granted restricted stock units under the 2020 Plan with a value $60,000. The following table sets forth the number of restricted stock units, stock options and performance share awards granted as equity awards during 2022 under the 2020 Plan to (i) all our named executive officers, individually and as a group; (ii) all current directors and director nominees who are not executive officers, individually and as a group; and (iii) all employees, including all current officers who are not executive officers, as a group.
	Aggregate Restricted Stock Units and Performance Awards		Stock Options Granted	Weighted Average Exercise Price per Share
Individual or Group Name and Position	Dollar Value	Granted(1)
Named Executive Officers
Nicolas Finazzo, CEO and Division President, TechOps	$—	—	$—
Robert Nichols, Division President Asset Management Solutions	$—	—	$—
Gary Jones, Division President Engineered Airframe and Engine Materials	$—	—	$—
Executive Officer Group (nine persons)	$—	—	$—
Non-Executive Director Group
General C. Robert Kehler	$60,000	4,070	$—
Peter Nolan	$60,000	4,070	$—
Jonathon Seiffer	$—	—	$—
Richard J. Townsend	$60,000	4,070	$—
Lt. General Judith Fedder	$30,000	1,877	$—
Eric Zahler	$60,000	4,070	$—
Sai S. Devabhaktuni	$60,000	4,070	$—
Michael Kirton	$—	—	$—
Non-Executive Director Group (eight persons)	$330,000	22,227	$—
Non-Executive Officer Employee Group (about 525 persons)	$2,875,926	198,203	$—
Each associate of any such directors, executive officers or nominees	$—	—	$—
Each other person who received or is to receive 5% of such options or rights	$—	—	$—
U.S. Federal Income Tax Consequences
The United States federal income tax consequences of the issuance and/or exercise of option awards under the 2020 Plan are as follows. The summary is based on the law as in effect on December 31, 2022. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.
Incentive Stock Options. An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised for regular federal income tax purposes. However, upon exercise, the excess of the fair market value of the Shares acquired over the option exercise price is an item of adjustment

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PROPOSALS TO BE VOTED ON
in computing the alternative minimum taxable income of the optionee, if applicable. If the optionee holds the Shares received as a result of an exercise of an ISO for the later of two years from the date of the grant or one year from the date of exercise, then the gain realized on disposition of the Shares is treated as a long-term capital gain. If the Shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include into income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the Shares, upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition of the Shares over the option exercise price). Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. In the event of a disqualifying disposition, the Company will be entitled to a deduction, in the year of such a disposition, in an amount equal to the amount includible in the optionee’s income as compensation. The optionee’s tax basis in the Shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.
The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of Shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NQSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NQSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.
NQSOs. An NQSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising an NQSO will, at that time, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. Subject to the applicable provisions of the Code, the Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in Shares received upon exercise is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise.
Any gain (or loss) upon subsequent disposition of the Shares will be a long or short-term capital gain to the optionee (or loss), depending upon the holding period of the Shares. The foregoing summary assumes that the Shares acquired upon exercise of an NQSO option are not subject to a substantial risk of forfeiture.
Stock Appreciation Rights. The grant of a SAR results in no taxable income to the holder or a deduction to the Company at the time of grant. A holder of a SAR will, at the time of exercise, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. The Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the holder of the SAR. To the extent the SAR is settled in Shares, any additional gain or loss recognized upon any later disposition of the Shares will be capital gain or loss.
Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the date the Shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the participant has elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the participant will recognize ordinary income on the date the Shares were acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value upon which the participant recognized ordinary income, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date.

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PROPOSALS TO BE VOTED ON
Restricted Stock Units Other Stock-Based or Cash-Based Awards. The grant of RSUs, cash incentive awards or other stock-based or cash-based awards will result in no taxable income to the participant or deduction to the Company. A participant awarded one of these awards will recognize ordinary income in an amount equal to the fair market value of the cash or Shares delivered to the participant on the settlement date. Where an award is settled in the Shares, any additional gain or loss recognized upon the disposition of such shares or property will be capital gain or loss.
Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules will result in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying Shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that will be awarded under the 2020 Plan are intended to be eligible for this exception. In addition, it is intended that the provisions of the 2020 Plan comply with Section 409A of the Code, and all provisions of the 2020 Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under these rules.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.
THE FULL TEXT OF THE FIRST AMENDMENT IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX A AND THE FOREGOING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends that our stockholders vote FOR the approval of the First Amendment to the 2020 Plan attached as Annex A to this proxy statement.

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PROPOSALS TO BE VOTED ON
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company. Grant Thornton LLP has served as our independent auditor for fiscal years 2020 to 2022.
A representative of Grant Thornton LLP is expected to attend the 2023 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of AerSale Corporation (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
AUDIT COMMITTEE
Richard J. Townsend (Chair)
Sai S. Devabhaktuni
Peter Nolan

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2022	2021
Audit Fees	$912,252	$703,000
Audit-Related Fees	$—	$17,000
Tax Fees	$65,469	$153,430
All Other Fees	$—	$41,000
Total Fees	$977,721	$914,430
Audit Fees
Audit fees for the fiscal years ended December 31, 2022 and 2021 include fees for the audit of the Company’s consolidated financial statements, the review of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, registration statements, and statutory audits. Audit fees for the year ended December 31, 2021 also include fees in connection with an SEC comment letter.
Audit-Related Fees
Audit-related fees for the fiscal year ended December 31, 2021 include fees related to the Company’s filing of various registration statements.
Tax Fees
Tax fees consist of fees related primarily to tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.
All Other Fees
All other fees for the fiscal year ended December 31, 2021 include fees related to SEC reports filed upon completion of the business combination of Monocle and the Company and S-8 registration statements for the equity plan and the ESPP.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Grant Thornton LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Grant Thornton LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

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EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Nicolas Finazzo(1)	66	Chairman, Chief Executive Officer, Division President, TechOps and Director
Robert B. Nichols(2)	66	Vice Chairman, Division President, Asset Management Solutions and Director
Martin Garmendia(3)	48	Chief Financial Officer and Treasurer
Gary Jones(4)	60	Chief Operating Officer and Division President Airframe and Engine Materials
Basil Barimo(5)	58	Division President, Component MRO Services
Craig Wright(6)	55	Division President, Aircraft & Engine Management
Iso Nezaj(7)	67	Division President, Engineered Solutions
Charles McDonald(8)	58	Chief Technical Officer and Division President of Heavy MRO Services
James Fry(9)	61	Executive Vice President, General Counsel & Corporate Secretary

(1)
See biography on page 10 of this proxy statement.

(2)
See biography on page 10 of this proxy statement.

(3)
Martin Garmendia has served as our Chief Financial Officer since 2018. From 2015 to 2018, he served as our Senior Vice President of Finance and Corporate Controller. From 2006 to 2015, Mr. Garmendia had various roles for NextEra Energy (NYSE: NEE) including Senior Director of Corporate Accounting for Florida Power & Light, a power utility company and Controller during the IPO of NextEra Energy Partners (NYSE: NEP). From 2003 to 2006, Mr. Garmendia had various roles for Bacardi USA, Inc., a spirits company, including Finance Manager of the Forecast Budget & Analysis Group. From 2000 to 2003, Mr. Garmendia was a Senior Auditor in the Assurance & Advisory Practice at Deloitte & Touche, LLP, a multinational professional services network and accounting firm. Mr. Garmendia is a Certified Public Accountant in the State of Florida.

(4)
Gary Jones was promoted to Chief Operating Officer on March 27, 2023 and will continue to also serve as President of our Materials Group, a position which he has held since 2019. From 1999 through 2019, he was President and Chief Executive Officer of Qwest Air Parts, a supplier and distributor of commercial aviation parts that was acquired by AerSale Corp. in 2019. From 1983 to 1998, Mr. Jones was Vice President of Acquisitions for GE Capital Aviation Services, a commercial aviation financing and leasing company.

(5)
Basil Barimo has served as our Division President, Component MRO Services since December 2019. From January 2019 to December 2019, he served as our Chief Executive Officer and from 2017 to January 2019, Mr. Barimo was Chief Operating Officer of AerSale Corp. From 2010 to 2017, Mr. Barimo was Executive Vice President of Repair for the NORDAM Group, an aerospace components MRO service provider. From 2003 to 2009, Mr. Barimo was the Vice President of Operations and Safety for Air Transport Association of America, a U.S. trade association and lobbying group. From 2002 to 2003, Mr. Barimo was the Vice President of Operations for Avborne, Inc., a supplier of mid-life aircraft, engines and used serviceable material, and MRO service provider. From 1989 to 2002, Mr. Barimo was the Senior Director of Maintenance Quality Assurance for US Airways, Inc., a commercial airline.

(6)
Craig Wright has served as our Division President, Aircraft & Engine Management since December 2019. From January 2019 to December 2019, he was the President of AerSale Corp. From June 2017 to January 2019, Mr. Wright was Chief Commercial Officer of AerSale Corp. From 2010 to 2017, he was Senior Vice President of Aircraft Leasing for AerSale Corp. From 2006 to 2010, he was Vice President of Fleet for Macquarie AirFinance, a global aircraft leasing company. From 2001 to 2006, Mr. Wright was Director of Corporate Finance for GATX Capital Corp., working in multiple business units including rail/locomotive, IT equipment and aviation finance. From 1990 to 1998, Mr. Wright was a Consulting Engineer for Lin & Associates, Inc., a specialized structural engineering company.

(7)
Iso Nezaj has served as our Division President, Engineered Solutions since 2017. He also previously serviced as our Chief Technical Officer from 2019 to 2021. From 2014 to 2017, Mr. Nezaj was our Senior Vice President of Technical Services. From 2010 to 2014, Mr. Nezaj was our Vice President in Technical Services. From 2009 to 2010, he was President of Air One Maintenance & Engineering LLC, a maintenance repair operation service provider. From 2000 to 2009, Mr. Nezaj was General Manager of Commercial Jet Inc., a maintenance repair operation service provider. From 1997 to 1999, Mr. Nezaj was Vice President and Chief Operating Officer of Skytrak International Airlines, Inc., a US FAR certified 21 commercial airline. From 1995 to 1997, Mr. Nezaj was Vice President of Engineering for Aeron Equities, Inc., a leasing aviation company. From 1993 to 1994, Mr. Nezaj was Director of Quality Assurance and Engineering for Kiwi International Airlines, Inc., a US FAR certified 121 commercial airline.

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EXECUTIVE OFFICERS
(8)
Charles McDonald was appointed the Chief Technical Officer and Divisional President of Heavy MRO Services for AerSale effective March 11, 2022. Prior to this appointment, Mr. McDonald was employed by AerSale as the Senior Vice President of MRO Services since December 2016. Prior to joining AerSale, Mr. McDonald worked as a consultant in the aviation industry from August 2013 to December 2016. Prior to working as a consultant, Mr. McDonald worked for Global Aviation Holdings as its Chief Executive Officer from February 2013 to August 2013 and its President from April 2008 to February 2013. Mr. McDonald also served as the Senior Vice President and Chief Operating Officer for World Airways from May 2004 to April 2008 and Trans Meridian Airlines from December 2001 to May 2004. Prior to these executive positions, Mr. McDonald worked in a variety of aviation positions for over 10 years including Vice President of Maintenance and Engineering, Director of Business Development and Director of Customer and Technical Support for Trans Meridian Airlines, British Aerospace Regional Aircraft and AMR Eagle, respectively. Mr. McDonald attended the Spartan College of Aeronautics, the former Chairman of the National Air Carriers Association, an FAA Certified A/P Mechanic, and served in the United States Army.

(9)
James Fry has been the Executive Vice President, General Counsel and Corporate Secretary of AerSale since January 24, 2022. Prior to joining AerSale, Mr. Fry served as the Vice President, General Counsel and Corporate Secretary for Yellow Corporation from April 2015 to February 2020 and also served in the same capacity for Swift Transportation Company from January 2008 to April 2015. Prior to joining Swift Transportation, and since 1996, Mr. Fry held the positions of General Counsel and Corporate Secretary as well as Corporate Counsel for both private and publicly-traded aviation companies including Hamilton Aerospace and World Airways. Mr. Fry also worked as an attorney in private practice in Pennsylvania prior to his in-house positions. Mr. Fry is a Schreyer Honors graduate from the Pennsylvania State University and obtained his Juris Doctor from the Temple University School of Law.

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CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines (the “Governance Guidelines”), a Code of Business Conduct and Ethics, and charters for the Board of Director’s Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee (the “Audit Committee”) and Compensation Committee (the “Compensation Committee”) to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Board committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at ir.aersale.com, or by writing to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. The information on our website is not incorporated by reference into, or a part of, this proxy statement.
The Company is governed by its Board of Directors. Other than with respect to matters reserved to stockholders, the Board is the ultimate decision-making body of the Company. The Board is responsible for overseeing the Company’s strategy and performance, and protecting stockholder interests and value. Further, the Board is responsible for selecting and overseeing the Company’s executive officers, who set and execute the Company’s business strategy and handle the Company’s day-to-day operations. In carrying out its responsibilities, the Board has created and delegated certain responsibilities to four standing committees:
•
the Audit Committee;

•
the Compensation Committee;

•
the Governance Committee; and

•
the Investment Committee.

Additional information about these committees and their responsibilities is described under “Committees.”
The Board is committed to maintaining corporate governance practices that maximize stockholder value. To further its commitment, the Board has adopted the Governance Guidelines to provide transparency in the roles and responsibilities of the Board and management and the Board’s governance philosophy and practices, promote functioning of the Board and its committees, describe a common set of expectations on how the Board should perform its functions, and promote effective governance. The Board is responsible for overseeing, counseling, and directing management; ensuring that our long-term interests and the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address those risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, in each case, as amended, and applicable law. The Governance Guidelines speak to a number of different matters, including Board responsibilities, management succession planning, director conflicts of interest, director compensation, outside board memberships, the Board’s view on director age and term limits, and director attendance at meetings, among other things.
Board Size
Pursuant to our Amended and Restated Bylaws, as amended, the Board of Directors is required to consist of one or more directors, and, pursuant to our Amended and Restated Certificate of Incorporation, as amended, the size of the Board may be increased or decreased at any time exclusively by resolutions adopted from time to time by the Board of Directors. Currently, the Board of Directors consists of eleven (11) directors: 9 non-employee directors, consisting of Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend, Lt. General Judith Fedder, Eric J. Zahler, and Andrew Levy, and two (2) employee directors, consisting of Nicolas Finazzo and Robert B. Nichols.
As stated in the Governance Guidelines, the Governance Committee is responsible for periodically reviewing the size of the Board and recommending to the Board any changes it deems appropriate with respect to Board size.

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CORPORATE GOVERNANCE
Board Composition
Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board, and recommending to the Board for its selection nominees to stand for election as directors at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter. In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the Company may have based on its strategic initiatives, risks, and opportunities. In evaluating individual candidates, the Governance Committee considers many factors, including the personal ethics and values, experience, judgment, and diversity (including, but not limited to, with respect to age, gender, race, place of residence and specialized experience) of the candidates, among other factors. It is the Board’s policy that the Board should reflect diversity of viewpoint, professional experience, education, skill, expertise, industry knowledge, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness.
Director Independence
The Company’s Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”) and the Company uses Nasdaq’s listing standards to determine director independence. Under Nasdaq’s listing standards and the Governance Guidelines, the Board must consist of a majority of independent directors, and the Audit, Governance, and Compensation Committees must consist solely of independent directors. Our Board of Directors has determined that Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend, Eric J. Zahler, Lt. General Judith Fedder, and Andrew Levy each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Messrs. Kirton and Seiffer are affiliated with Leonard Green, one of our significant stockholders. Nicolas Finazzo and Robert B. Nichols are not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director. Sai S. Devabhaktuni, General C. Robert Kehler, Richard J. Townsend and Eric J. Zahler were initially recommended to serve on our Board by Monocle. Michael Kirton, Peter Nolan and Jonathan Seiffer were initially recommended to serve on our Board by one of our stockholders, Leonard Green. Lt. General Judith Fedder and Andrew Levy were recommended to serve on our Board by certain members of our Board.

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CORPORATE GOVERNANCE
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. While the Governance Committee considers all of the factors described above, it may give greater weight to one factor over another when making nominating decisions. The Governance Committee reviews annually the appropriate skills and characteristics required of directors in light of the current composition of our Board, our Director Independence Standards, and Nasdaq and SEC rules. Board candidates nominated by Stockholders must meet the criteria described in this proxy statement but will otherwise be considered on the same basis as candidates nominated by the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws, as amended, and Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Finazzo serving as Chairman of the Board and Chief Executive Officer of the Company. Our Board has determined that combining the roles of Chairman of the Board

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CORPORATE GOVERNANCE
and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Finazzo and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chair of the Board, as appropriate. Currently, Mr. Zahler serves as our Lead Independent Director.
Due to the strong leadership of Mr. Finazzo, coupled with the independent oversight provided by our Lead Independent Director and our independent Board members, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’ s credit, liquidity, and operations, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees the management of financial and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’ s executive compensation plans and arrangements as well as the administration and oversight of the environmental, social, and governance (“ESG”) policies and programs of the Company. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We intend to post on our website all disclosures that are required by the SEC, the rules of Nasdaq, or other applicable law concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
Ethics Hotline
The Company maintains an Ethics Hotline to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors, employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting, or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Hotline, which is toll-free and also accessible through the Company’s website ethics@aersale.com, permits individuals to identify themselves or remain anonymous at their election.

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CORPORATE GOVERNANCE
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy, among other requirements and prohibitions, prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
During the fiscal year ended December 31, 2022, each director attended at least 90% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. At our 2022 Annual Meeting of Stockholders, all directors attended the meeting.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
ESG Oversight and Governance
Our focus on ESG matters is specifically overseen by our Compensation Committee and generally overseen by our Board of Directors. Overall general Company risks are addressed by our risk management program which is overseen by our Audit Committee. Our Audit Committee also oversees our ethics hotline and our cybersecurity risks. Our Governance Committee oversees all aspects of our governance policies and practices. Current Board member Sai Devabhaktuni is an advisory board member at Scepter, Inc., a provider of global-to-local, real time atmospheric monitoring and analysis of pollutants and climate gases to businesses, government organizations, and NGOs and is at the epicenter of earth observation and ESG.
At the management level, we have assembled a multidisciplinary team of senior leaders representing legal, communications, human resources, operations, environmental, health and safety. This group, with input and guidance from other senior business leaders, assesses risks and opportunities related to our ESG focus areas, monitors and implements our ESG strategies, tracks our progress, and guides our reporting to stakeholders. The Compensation Committee and Board of Directors receives reports on ESG matters from this group on a periodic basis.
Environmental
AerSale is committed to evaluating and understanding our environmental impact and developing strategies to improve its carbon footprint. Our current operations reduce waste by recycling and re-using used serviceable materials (“USM”) which prolongs the life of aircraft and aircraft parts. We repair and extend the life of aircraft, aircraft engines, and parts for our global customer base, which includes airlines and leasing companies. We will purchase used aircraft and engines to tear down and part-out to accomplish this purpose, which reduces the number of such items going to landfills and otherwise creating waste, and supports an ongoing effort to recycle and re-use as much serviceable material as possible.
In addition to our reuse and recycling efforts, AerSale, through its Engineered Solutions segment, is continuously developing products that are not only responsive to technological and equipment directives of the Federal Aviation Administration (“FAA”), but also improve flight safety and help to reduce the carbon footprint of our global customers. Two such products are AerSafe® and AerAware™.
AerSafe® is a fuel tank flammability reduction system developed by AerSale and is one of the few FAA-approved ignition mitigation means currently available that complies with the FAA fuel tank flammability reduction rule, which requires fuel tank ignition sources and flammability exposure to be reduced in fuel tanks. The AerSafe® system not only helps to mitigate fuel ignition, it also has a life expectancy of 10 to 25 years, which reduces waste and extends the period of time for required service compared to other fuel mitigation systems.
AerAware™ is an enhanced flight vision system in development by the Company with a third party that will enable pilots to continue to operate aircraft during otherwise prohibited visibility conditions. This will not only greatly improve flight safety, but will help airlines to reduce delays, diversions and cancellations, which reduces airport and air traffic congestion and thereby reduces use of fuel and emissions into the climate. The AerAware™ product is in the final testing phases by the FAA and it is expected to be certified for use later in 2023.
In addition to producing innovative products that positively impact the environment and reduce emissions, AerSale maintains federal and state compliance programs for the proper disposal of any hazardous materials and waste generated by its MRO operations in accordance with waste-handling regulations and requirements as well as maintaining proper storage and shipping programs. AerSale also engages third parties in the recycling of materials whenever possible at its facilities. AerSale also monitors its use of energy at its various facilities and monitors energy consumption within its operational control with the intent of establishing a baseline from which it can assess trends, estimate the environmental impact, and take appropriate action to mitigate areas of substantial impact.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Diversity and Social
At AerSale, we strive to treat everyone with respect and create a culture of inclusion and diversity. We have developed a variety of programs designed to enhance the experience and working environment of our employees, and also engage in recruiting and development programs that further support our commitment to diversity, inclusion, and our culture of ethics. We also have a Code of Business Conduct and Ethics Policy and Ethics Hotline to which employees can anonymously report any ethical or other concerns they may have in relation to violations of Company policies. All employees are required to review and acknowledge the Code of Business Conduct and Ethics annually. We strive to ensure that all of employees have a voice and feel valued while also placing a priority on employee education and training. Our employees receive annual training on diversity and our managers receive training on managing performance.
Our Company believes in and strives to achieve diversity in the workforce. Currently our workforce consists of a diverse workforce as represented in the chart below:

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
In addition to our continuous efforts to achieve and maintain diversity in the workforce, we also make sure that diversity and inclusion is part of our culture by requiring all new hires to complete diversity training. We also advertise our available positions with historically Black Colleges through the HandShake college recruitment tool, partner with community colleges to establish aviation machine shop career paths with an emphasis on the Latinx community. AerSale participates in college diversity events and fairs for the LGBTQ community. Moreover, we partner with the Society of Women in Engineering and Women in Aviation to promote the industry and try to match qualified applicants with available opportunities.
Our recruitment programs also involve partnerships with college programs, such as Embry-Riddle Aeronautical School, to provide internships and jobs. We are currently launching a scholarship program to focus on minority graduates. Finally, we actively recruit veterans through a partnership recruiting program with Luke Air Force Base in Goodyear, Arizona. Our program also includes summer internships for high school students who have demonstrated academic achievement and are pursuing careers in aviation and business. It is our intent to continue with these programs and partnerships in order to continue to expand our outreach.
Employee Engagement
We engage in periodic employee surveys to measure engagement and how employees feel about different areas of their employment at AerSale including diversity and inclusion. We identify areas of strengths and weaknesses and develop action plans to address with stakeholders. Through these surveys, our employees have indicated that they have a sense of inclusion and appreciation for our cultural efforts, and as the Company grows larger, they want to maintain this feeling that they are part of a family. Overall, our employees are confident about the future and stability of the Company. Employees also appreciate the incorporation of townhalls, employee activities, the improvements to our medical benefits, as well as the eligibility for equity grants to all levels of employment in the Company.
We have the AerSale employee recognition program, and we offer reimbursement for education/certifications and for airframe and powerplant as part of learning and development. We host employee events to encourage communication, such as quarterly updates, lunches, and other employee appreciation events and we recently incorporated a newsletter to celebrate events and provide updates.
Our CEO, Mr. Nicolas Finazzo, hosts “town hall” meetings where employees are informed of the progress of the Company and employee contributions toward achieving goals, and are provided an opportunity to ask questions. In 2022, town hall meetings were conducted at our facilities in Miami and Goodyear, Arizona.
Employee Benefits
In order to recruit, retain and support the well-being of our employees, we provide a competitive and comprehensive benefits program. We offer the traditional benefits such as medical, dental, vision, disability and accidental death and dismemberment, and, for eligible employees, also offer a 401(k) retirement saves plan, employee stock purchase program, employee assistance program, equity incentive plan, education assistance, and employee wellness opportunities.
Charitable Events and Activities
AerSale believes in participating in charitable events and giving back to the community. With the easing of restrictions in connection with the COVID-19 pandemic and activities returning to normal, we have started to re-engage and participate in charitable events. AerSale and its employees participated in the Miami corporate run which benefits the United Way and participated in the Miami airport run, which benefits breast cancer. AerSale will continue to identify, participate in, and contribute to additional charitable events and functions as we progress through 2023.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Governance
The following chart shows certain self-identified personal characteristics of the current members of our Board, nine of whom are independent, in accordance with Nasdaq rules:
Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	10	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
South Asian	—	1	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	8	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
The Governance Committee considers the racial, ethnic, and gender diversity of the Board and director candidates in its efforts to have a diverse, balanced and effective Board. In addition to these considerations, the Board continues to search for additional candidates that can provide enhanced expertise in aviation to assure that the Board has a proper balance of both financial and industry experts.
Good corporate governance practices are part of our culture. The Board reviews the Governance Guidelines and Board committee charters on an annual basis. We believe we comply with all applicable SEC and Nasdaq corporate governance rules and regulations. Risk management and ESG are important functions of the Board and the Board delegates certain responsibilities of risk management and ESG to its committees. The Board and these committees work with management to identify and mitigate risks as well as continuously reviewing and improving upon the Company’s ESG programs.
The following are all representative aspects of how the Company maintains best practices governance:
•
Independent Lead Director

•
Majority Voting in uncontested director elections

•
Annual stock grants to non-employee directors

•
Ethics Hotline

•
Code of Business Conduct and Ethics

•
Enterprise Risk Management

•
Executive session of the independent directors

•
All directors on the Audit Committee are financial experts

•
Related Party Transaction Policy

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
•
Insider Trading Policy

•
Disclosure Committee

•
Independent Board Committees

•
Independent Compensation Consultant

In addition to the representative governance aspects of the Board, the Company also maintains the following policies and practices that are applicable across the entire company and requires employees to read and acknowledge such policies and compliance therewith:
•
Code of Conduct and Related Policies

•
Anti-Discrimination

•
Anti- Harassment

•
Anti-Retaliation

•
Human Rights

•
Prohibition on Conflicts of Interest

•
Compliance with Labor Laws

•
Ethics Hotline

•
Foreign Corrupt Practices Compliance

•
Compliance with International Trade and Sanctions

•
Compliance with Export Regulations

•
Insider Trading

•
Data Security

•
Sarbanes Oxley

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COMMITTEES OF THE BOARD
Our Board has established four standing committees — Audit, Compensation, Governance and Investment. Each of the Audit Committee, the Compensation Committee and the Governance Committee operates under a written charter that has been approved by our Board, which are available on our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this proxy statement.
The members of each of the Board committees and committee chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance	Investment(1)
Nicolas Finazzo				X
Sai S. Devabhaktuni	X		X
General C. Robert Kehler		X
Peter Nolan	X		X
Jonathan Seiffer		Chair	Chair	X
Richard J. Townsend	Chair
Eric Zahler		X
Lt General Judith Fedder		X
Andrew Levy	X(2)

(1)
The number of Board members participating in the decision-making process varies and depends on the type and level of investment being considered.

(2)
Mr. Levy was appointed to the Audit Committee on April 15, 2023.

Audit Committee
Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
considering and discussing with management our code of business conduct and ethics;

•
discussing our risk assessment and risk management policies, including but not limited to, with respect to cybersecurity;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC rules (which is included on page 23 of this proxy statement).

The members of the Audit Committee are Messrs. Devabhaktuni, Nolan, Townsend, and, as of April 15, 2023, Mr. Levy. Mr. Townsend serves as the chairperson of the Audit Committee. Our Board has affirmatively determined

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COMMITTEES OF THE BOARD
that each of Messrs. Devabhaktuni, Nolan, Townsend, and Levy is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq rules, including those related to audit committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Townsend qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met eight times during fiscal 2022.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•
reviewing and setting, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules;

•
preparing the annual Compensation Committee report, to the extent required by SEC rules; and

•
reviewing and approving all employment agreements and severance arrangements for the executive officers of the Company.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel, and other advisors to assist in carrying out its responsibilities. In late 2022, the Compensation Committee engaged Mercer U.S., Inc. (“Mercer”) a compensation consulting firm (“Mercer”), to assist in making decisions regarding the amount, Performance metrics, and types of compensation to provide our executive officers and non-employee directors in 2023 and beyond. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Mercer and has determined that Mercer’s work does not raise a conflict of interest. As part of this process, the Compensation Committee is reviewing a compensation assessment provided by Mercer comparing our executive and non-employee director compensation to that of a group of peer companies within our industry and meets with Mercer to discuss our executive and non-employee director compensation and to receive input and advice. Mercer reports directly to the Compensation Committee and is developing a comprehensive executive compensation plan to include both cash and equity for 2023. In consideration of the restrictions and limitations imposed by the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) on the ability of the Company to substantively revise its compensation program through 2022, the Compensation Committee decided to maintain the benchmark information previously provided by former Compensation Consultant Meridian Compensation Partners (“Meridian”) and to use that analysis in evaluating, analyzing and recommending compensation metrics for fiscal year 2022. The Compensation Committee considered the adviser independence factors required under SEC rules as they relate to Meridian and determined that Meridian’s work did not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer of the

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COMMITTEES OF THE BOARD
Company the authority to grant equity awards to certain employees, as further described in, and subject to the terms of, our equity plans.
The members of our Compensation Committee are General Kehler, Lt. General Fedder and Messrs. Seiffer and Zahler. Mr. Seiffer serves as the chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee, and General Kehler, Lt. General Fedder and Mr. Zahler each qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met four times during 2022.
Nominating and Corporate Governance Committee
Our Governance Committee’s responsibilities include:
•
identifying individuals qualified to become Board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;

•
developing and recommending to the Board of Directors corporate governance guidelines; and

•
overseeing evaluations of the Board of Directors.

The members of our Governance Committee are Messrs. Devabhaktuni, Nolan and Seiffer. Mr. Seiffer serves as the chairperson of the Governance Committee. The Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met three times during 2022.
Investment Committee
The Investment Committee was formed to provide additional oversight of Company transactions at certain value thresholds in order to ensure proper evaluation of substantial expenditures and capital investments. The Investment Committee currently consists of Mr. Nicolas Finazzo, our Chief Executive Officer, and independent Board member Jonathan Seiffer. The Investment Committee must approve any transactions that are $25 million or more in the ordinary course of business related to the acquisition of feedstock. However, approval by the Board of Directors is required for any transaction in the ordinary course of business related to the acquisition of feedstock for $50 million or more and any real property lease where the total value of the lease over the term exceeds $1 million or the duration is in excess of five years. The Investment Committee meets as business operations and required approvals necessitate.

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EXECUTIVE AND DIRECTOR COMPENSATION
The following disclosure concerns the compensation of our named executive officers and directors for the fiscal years ended December 31, 2021 and December 31, 2022.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:
•
Nicolas Finazzo — Chairman, Chief Executive Officer and Division President, TechOps;

•
Robert B. Nichols — Vice Chairman and Division President, Asset Management Solutions; and

•
Gary Jones — Chief Operating Officer and Division President, Airframe and Engine Materials

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
Financial Highlights
AerSale had a strong financial performance in Fiscal 2022. Revenue was approximately $408.5 million, up 20% year-over-year, Net Income was $43.9 million, up 21.4% year over year.
Coronavirus aid, relief, and economic security act (CARES Act) and compensation
Certain of our subsidiaries received grants of $16.4 million from the U.S. Treasury Department (“Treasury Department”) through the Payroll Support Program under the CARES Act, of which $12.7 million was received prior to December 31, 2020, and the remaining amount was received during the first quarter of 2021. As part of the Payroll Support Extension Law, we entered into an agreement with the Treasury Department on March 4, 2021, and received relief funds of $5.5 million during 2021. Pursuant to the American Rescue Plan Act of 2021, we entered into an agreement with the Treasury Department on April 16, 2021, and received relief funds of an additional $5.5 million during 2021. In connection with the financial assistance, we have received under the Payroll Support Program, we are required to comply with certain provisions of the CARES Act, including the requirement that funds provided pursuant to the Payroll Support Program be used exclusively for the continuation of payment of employee wages, salaries and benefits. In addition, we are subject to provisions limiting the payment of certain employee compensation through April 1, 2023, including our NEOs (each such officer, a “Restricted Executive”). These compensation restrictions impacted numerous executive compensation decisions made in fiscal 2021 and 2022. Moreover, the Company was subject to provisions prohibiting the repurchase of common stock and the payment of common stock dividends through September 30, 2022.
Executive Compensation Highlights
When setting compensation, including compensation incentives, for 2021 and 2022, the Board and the Compensation Committee took into account certain unique circumstances, including the impact of the COVID-19 pandemic, the limitations on executive compensation imposed by the Company’s acceptance of CARES Act funding and the related difficulty in setting long-term goals, as well as the difficulty in setting multi-year targets given the general uncertainty surrounding economic conditions. The Committee determined that a temporary reprieve from a change in the total compensation for the NEOs as set forth in their respective offer letters, including performance metrics that were established in the offer letters, was appropriate given the impact of COVID-19 and the restrictions related to the Company’s use of CARES Act funding.
The compensation issues confronting the Company as a result of the CARES Act limits are complex. A violation of the CARES Act limits is an event of default under the UST Loan agreements, which could adversely affect the Company’s financial position. Accordingly, complying with the CARES Act limits was of paramount importance in the execution of our compensation programs for 2021 and 2022. As noted above, the CARES Act limit for

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EXECUTIVE AND DIRECTOR COMPENSATION
our 2021 and 2022 Restricted Executives was based on the compensation reportable in our Summary Compensation Table for 2021 and 2022. As a result, the amount of compensation reported in the Summary Compensation Table is significantly below the expected and industry competitive compensation for each of our 2021 and 2022 Restricted Executives as well as below the compensation contractually agreed to in certain of our Restricted Executives’ offer letters. Accordingly, in designing our compensation program for 2022, we balanced compliance with CARES Act limits and the need for compensation opportunities sufficient to retain and motivate our NEOs.
2023 Compensation Developments
To ensure the Company’s compliance with the CARES Act restrictions and while maintaining our ability to retain our NEOs and appropriately align their interests with those of the Company and our Stockholders, in April 2023, the Compensation Committee awarded an additional one-time discretionary cash bonus to Mr. Finazzo to motivate, retain, and deliver value to him and reward him for his continued contributions as CEO during a period of time when the Company achieved record revenue and earnings (“One-Time Cash Bonus” ). The Board determined that as a Restricted Executive in 2021 and 2022, Mr. Finazzo was not adequately compensated for producing the exceptional results the Company achieved in 2021 and 2022 due to the CARES Act limitations. Accordingly, in recognition of these achievements and the previous CARES Act restrictions on compensation, in April 2023, Mr. Finazzo received a One-Time Cash Bonus of $2,480,000.
For 2023, the cash incentive awards will be contingent on the Company achieving certain Adjusted EBITDA metrics. In order for any of the NEOs to receive the target cash incentive applicable to him or her, which is a percentage of such NEO’s base salary (the “NEO Target Percentage”), the Company must achieve a minimum Adjusted EBITDA target for fiscal 2023 (“Target Adjusted EBITDA”). If the Target Adjusted EBITDA is achieved, the NEO is eligible to receive a cash incentive of 100% of the NEO Target Percentage. The 2023 cash incentive awards further allow each NEO to earn up to a maximum of 200% of the NEO Target Percentage determined at the discretion of the Compensation Committee and the Board taking into account the Company’s actual achievement of Adjusted EBITDA in excess of Target Adjusted EBITDA. Individual performance of the NEO is also considered in any cash incentive award.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022, and December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
Nicolas Finazzo Chairman, Chief Executive Officer and Division President, TechOps	2022	1,000,000		—	280,000	66,568	1,346,568
	2021	1,005,769		—	280,000	61,780	1,347,549
Robert Nichols(3) Vice Chairman and Division President Asset Management Solutions	2022	500,000	215,000	—	500,000	54,836	1,269,836
	2021	500,000		—	790,000	51,948	1,341,948
Gary Jones Division President Engineered Airframe and Engine Materials	2022	$350,000		—	175,000	33,463	558,463
	2021	$350,000		—	350,000	26,273	726,273

(1)
Reflects the amounts of the annual performance-based bonuses paid to each named executive officer with respect to 2022 pursuant to his

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EXECUTIVE AND DIRECTOR COMPENSATION
offer letter, with Messrs. Finazzo, Nichols and Jones each also being subject to restrictions and limitation imposed by the CARES Act. Please see “2022 Bonuses” below for further information on these payments.
(2)
Amounts for 2022 reflect (i) insurance premiums paid by us on behalf of Messrs. Finazzo, Nichols and Jones of  $24,671, $17,602, and $24,313, respectively, (ii) car allowances paid to Messrs. Finazzo and Nichols of  $20,713 and $20,550, respectively, (iii) gross-ups paid to Messrs. Finazzo and Nichols of  $12,034 and $7,534 in connection with their company-paid insurance premiums and (iv) a $9,150 fully vested matching contribution made by us to Messrs. Finazzo’s, Nichols’ and Jones’ 401(k) plan accounts. For additional information on these payments, please see “Other Elements of Compensation” below.

(3)
Mr. Nichols received a bonus of  $215,000, which represents a reduced portion of the 2021 cash incentive performance bonus he achieved and would have otherwise received but for the CARES Act limitations.

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.
The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company. Along these lines, and as described above, the Compensation Committee previously engaged Meridian to assist with peer group analysis and benchmarking.
Base Salary
Our named executive officers receive an annual base salary to compensate them for the performance of services rendered to us each year. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting his or her skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
The base salaries for each of our named executive officers were originally established in their respective offer letters described below.
The actual salaries paid to each named executive officer for 2022 are set forth above in the Summary Compensation Table in the column entitled “Salary.”
2022 Non-Equity Cash Incentive
Pursuant to their respective offer letters, each of our named executive officers is eligible to earn an annual cash incentive bonus based on Company and individual achievement of performance targets established by our Board in its discretion. Each named executive officer is eligible to earn a target bonus amount, which reflects a percentage of his annual base salary. Messrs. Finazzo and Nichols are entitled to receive a targeted incentive cash award of 100% of their base salaries and Mr. Jones is entitled to receive a targeted incentive cash award of 50% his base salary. For 2022, the cash incentive awards were contingent on the Company achieving certain Adjusted EBITDA metrics. Adjusted EBITDA, as calculated for purposes of the 2022 Non-Equity Cash Incentive Plan, is net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), and other non-recurring or unusual items. In order for any of the NEOs to receive the target cash incentive, the Company had to achieve a minimum Adjusted EBITDA of $80 million for fiscal 2022 (“Target Adjusted EBITDA”), which can increase at the discretion of the Board, to a maximum cash incentive payout of 200% of target based upon the amount by which actual Adjusted EBITDA exceeds Target Adjusted EBITDA and based upon the individual performance of the employee (“Maximum Cash Incentive Percentage”). The Company achieved an Adjusted EBITDA of $87.4 million and the cash awards set forth in the table below were made to each of the NEOs based upon the Company exceeding Target Adjusted EBITDA and taking into consideration individual performance and CARES Act limitations.
	Target/Maximum(1)	2022 Non-Equity Cash Incentive
Nicolas Finazzo(2)	100%/200%	$280,000
Robert B. Nichols(3)	100%/200%	$500,000
Gary Jones(4)	50%/100%	$175,000

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EXECUTIVE AND DIRECTOR COMPENSATION
(1)
Represents a percentage of base salary.

(2)
Non-Equity cash incentive paid to Mr. Finazzo was reduced due to CARES Act limitations.

(3)
Non-Equity cash incentive paid to Mr. Nichols represents Target achievement for 2022 at 100%.

(4)
Non-Equity cash incentive paid to Mr. Jones represents Target achievement for 2022 at 50%.

As a consequence of the CARES Act limitations, even though the Company met and exceeded the minimum Target Adjusted EBITDA, the actual bonus payment awarded to Mr. Finazzo was reduced to the amount set forth in the 2022 Bonus Paid column due to the CARES Act limitations on executive compensation.
Equity Compensation
In connection with the merger of Monocle Acquisition Corporation and AerSale Corporation in December 2020, (the “2020 Business Combination”), we adopted the 2020 Equity Incentive Plan in order to facilitate the grant of cash and equity incentives to our directors, employees (including the named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. The 2020 Equity Incentive Plan became effective upon the consummation of the Business Combination. In consideration of the compensation limits imposed by the CARES Act, the Compensation Committee determined the named executive officers would not receive a grant of equity for Fiscal 2022.
Other Elements of Compensation
In 2022, our employees, including its named executive officers, participated in health and welfare plans providing health benefits, flexible spending accounts, short-term and long-term disability insurance and basic life and accidental death and dismemberment insurance. In 2022, we paid the full amount of the premiums on behalf of Messrs. Finazzo and Nichols and their covered dependents for their health, life and long-term disability insurance and paid 70% percent of the premiums for Mr. Jones’ his covered dependents’ health, life and long-term disability insurance coverage. For 2022, the aggregate amount of premiums we paid on behalf of Messrs. Finazzo, Nichols and Jones were equal to $24,671, $17,602 and $24,313, respectively. Messrs. Finazzo and Nichols also received tax gross-ups of $12,034 and $7,534, respectively, in respect of their company-paid health insurance premiums.
In addition, we also maintain a 401(k) retirement savings plan to allow eligible employees, including our named executive officers, to defer up to three percent of their annual compensation on a pre-tax basis through contributions to the 401(k) plan. In 2022, we made discretionary matching contributions of $9,150 to each Messrs. Finazzo’s, Nichols’ and Jones’ 401(k) plan accounts.
In 2022, Messrs. Finazzo and Nichols received cash car allowances in the amounts of $20,713 and $20,550 respectively.
Outstanding Equity Awards at Fiscal Year-End
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(4)
Nicolas Finazzo(2)	800,000	$12,976,000
Robert Nichols(3)	500,000	$8,110,000
Gary Jones	133,334	$2,162,677

(1)
Performance share units (“PSUs”) were earned at the maximum 200% award level based on the Company exceeding specified EBITDA targets over the 18-month period from October 1, 2020 — March 31, 2022. 1/3 of such PSUs vested on December 22, 2022, and 2/3 of such PSUs will vest on December 22, 2023, subject to the executive’s continued service through such dates. Each PSU converts into one share of common stock upon vesting.

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EXECUTIVE AND DIRECTOR COMPENSATION
(2)
PSUs are held by Enarey, L.P. Nicolas Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo.

(3)
PSUs held by ThoughtValley LLP. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley LLP. Accordingly, all of the shares held by ThoughtValley LLP may be deemed to be beneficially held by Mr. Nichols.

(4)
Market value based upon a closing price of AerSale stock on December 30, 2022, of  $16.22.

Offer Letters
We entered into offer letters with each of our named executive officers, effective December 23, 2020, providing for their at-will employment with us and their continued annual base salary rates and target bonus opportunities. Certain offer letters, including those for Messrs. Finazzo and Nichols provide that the executive’s compensation may be restricted as a result of the executive compensation limits imposed by the CARES Act. The offer letters also provide that each named executive officer will be eligible to participate in the AerSale Corporation Severance Plan, as described below.
Executive Severance Plan
In connection with the Closing, we adopted an executive severance plan, pursuant to which certain of our key employees (including Messrs. Finazzo, Nichols and Jones will be entitled to certain severance benefits in the event of a qualifying termination of employment (the “Severance Plan”).
The Severance Plan provides that, in the event that an executive’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” then the named executive officer will be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) continued payments of the executive’s base salary for a number of years equal to the executive’s “Severance Multiple”; (2) a prorated annual bonus, based on actual performance; (3) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple; and (4) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)). With respect to our named executive officers, Messrs. Finazzo’s and Nichols’ Severance Multiple is three, and Mr. Jones’ Severance Multiple is two.
The Severance Plan further provides that, in the event that a named executive officer’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” in each case within one year following a change in control, in lieu of the compensation and benefits described above, the named executive officer will instead be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) severance pay in an amount equal to the executive’s Severance Multiple times the sum of the named executive officer’s annual base salary and annual target bonus (or, if the named executive officer does not have an annual target bonus, the average of the annual cash bonuses paid to the named executive officer in the three calendar years preceding the year of termination); (2) a prorated annual bonus, based on actual performance; (3) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)); and (4) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple.
Under the Severance Plan, if a named executive officer’s employment is terminated because of death or disability, then the executive (or his or her estate) will be entitled to receive (1) a prorated annual bonus, based on actual performance, and (2) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance).

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EXECUTIVE AND DIRECTOR COMPENSATION
For purposes of the Severance Plan, a named executive officer may be terminated for “cause” if the named executive officer (1) is charged with (x) a felony, or (y) a misdemeanor relating to our business or involving moral turpitude; (2) willfully fails to substantially perform his or her duties with course of carrying out his or her duties; (3) any act of material dishonesty involving his or her employment with us (including, without limitation, fraud, misappropriation, or embezzlement); (4) materially breaches any written agreement with us or our affiliates; (5) materially violates our Code of Conduct or other applicable policies; or (6) fails to reasonably cooperate with a material internal investigation by the Company regarding any corporate conduct, misconduct, wrongdoing or illegal conduct. For purposes of the Severance Plan, a named executive officer may terminate such named executive officer’s employment for “good reason” if (A) we materially breach a written agreement with the named executive officer; (B) there is a reduction in the named executive officer’s base salary (excluding across-the-board reductions that apply to similarly situated executives); (C) there is a change in the named executive officer’s principal place of employment of more than 40 miles, which increases the named executive officer’s one-way commute; or (D) there is a material adverse change in the named executive officer’s positions or duties. In addition, within the 12-month period following a change in control, a named executive officer may also terminate such named executive officer’s employment for “good reason” if there is any reduction in the named executive officer’s target annual bonus or target long-term incentive opportunity from the target level in effect immediately prior to the change in control.
The Severance Plan also contains restrictive covenants applicable to the named executive officers, including a perpetual confidentiality covenant; a non-compete that applies during employment and for a number of years thereafter equal to the Severance Multiple; a non-solicit of our employees, clients, customers, suppliers, consultants, or other business relations that applies during employment and for two years thereafter; and a perpetual non-disparagement covenant.
Under the Severance Plan, any of the following events would generally constitute a “change in control” (excluding the Business Combination and any transactions with Monocle, Leonard Green, and their respective affiliates):
•
an acquisition by any individual, entity, or group of beneficial ownership of more than 50% of AerSale’s then outstanding shares of common stock or combined voting power of then outstanding voting securities entitled to vote generally in the election of directors;

•
during any period of 12 months, a change in the composition of a majority of our Board that is not supported by two-thirds of the incumbent directors (excluding for this purpose any directors that are initially elected or nominated as a result of an actual or threatened election contest or proxy contest);

•
a merger or consolidation of our company with any other company, other than a transaction that would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our or the surviving entity outstanding immediately after the transaction;

•
the sale, transfer, or other disposition of all or substantially all our assets and our subsidiaries’ assets (taken as a whole); or

•
the date of a complete liquidation or dissolution of our company.

In the event that any payments made in connection with a change in control or termination would be subjected to the excise tax imposed by Section 4999 of the Code, the payments to the named executive officers would be reduced to the maximum amount that can be paid under the Code without the imposition of an excise tax under Section 4999 of the Code, but only if such reduction provides a higher benefit on an after-tax basis to the named executive officers.

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EXECUTIVE AND DIRECTOR COMPENSATION
Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Total ($)
Eric Zahler, Lead Independent Director(3)	$75,000	$60,000	$135,000
Richard Townsend(3)	$75,000	$60,000	$135,000
Peter Nolan	$50,000	$60,000	$110,000
Sai Devabhaktuni	$50,000	$60,000	$110,000
General C. Robert Kehler	$50,000	$60,000	$110,000
Lt. General Judith Fedder(4)	$25,000	$30,000	$55,000
Jonathan Seiffer(5)	$0	$0	$0
Michael Kirton(5)	$0	$0	$0

(1)
These amounts reflect the aggregate grant date fair value of restricted stock unit awards granted in fiscal year 2022 in accordance with ASC Topic 718. For additional information on the valuation assumptions regarding the restricted stock unit awards, see Note O to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC.

(2)
As of December 31, 2022, there were 4,070 shares of outstanding unvested restricted stock unit awards to non-employee directors Eric Zahler, Richard Townsend, Peter Nolan, Sai Devabhaktuni, General C. Robert Kehler and 1,877 shares of outstanding unvested restricted stock unit awards to non-employee director Lt General Judith Fedder.

(3)
For Mr. Zahler includes $25,000 for service as Lead Independent Director and for Mr. Townsend includes $25,000 for service as Chair of the Audit Committee.

(4)
Represents partial fees earned and stock awards granted for six (6) months of service.

(5)
Pursuant to Leonard Green internal policies, any directors affiliated with Leonard Green are not entitled to any form of Board compensation.

Messrs. Finazzo and Nichols, who serve as both executive officers and directors, did not receive any additional compensation for their service on our Board.
Effective February 23, 2021, and as amended and restated on February 8, 2022, we adopted a non-employee director compensation policy that is applicable to each of our non-employee directors other than those affiliated with Leonard Green. Pursuant to this policy, each eligible non-employee director will receive an annual cash retainer of $50,000, paid quarterly in arrears. The director serving as the lead independent director of the Board will receive an additional cash retainer of $25,000 and the chairperson of the audit committee will receive an additional cash retainer of $25,000. In addition, eligible directors are granted an annual restricted stock unit award that has a grant date value of $60,000 (with prorated awards made to directors who join on a date other than the annual award date), which will generally vest in full on the first anniversary of the grant date, subject to the director’s continued service through the applicable vesting date.
Consistent with the amended and restated non-employee director compensation policy described above, on February 8, 2022, the non-employee directors of the Board received an annual grant of 4,070 restricted stock units that had a grant date value of $60,000 and were generally subject to vesting over 12 months. On July 11, 2022, non-employee director Lt. General Judith Fedder was appointed to the Board and received an annual pro-rated grant of 1,877 restricted stock units pursuant to the amended and restated non-employee director compensation policy, and had a grant date value of $30,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of December 31, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power.
Applicable percentage ownership is based on shares of common stock outstanding as of April 20, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 20, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
Directors and Officers
Nicolas Finazzo	3,390,846(2)	6.6%
Robert B. Nichols	3,137,483(3)	6.1%
Gary Jones	39,874	*
Eric J. Zahler	1,378,455(4)	2.7%
Sai S. Devabhaktuni	1,378,455(4)	2.7%
Richard J. Townsend	1,378,455(4)	2.7%
General C. Robert Kehler	25,070	*
Jonathan Seiffer	17,569,821(5)	34.3%
Peter Nolan	10,070(6)	*
Michael Kirton	17,569,821(5)	34.3%
Lt. General Judith A. Fedder	—	—
Andrew Levy	—	—
All Directors and Officers as a Group (17 individuals)	25,900,848	50.6%
Green Equity Investors, CF, LP; Green Equity Investors Side CF, LP; LGP Associates CF, LLC	17,569,821(5)	34.3%
George P. Bauer Revocable Trust, dated 7/20/1990 and Greg P. Bauer	3,392,344(7)	6.6%
AltraVue Capital, LLC	3,120,765(8)	6.1%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following individuals is 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.

(2)
Represents 3,390,846 shares of our common stock held by Enarey, L.P. Nicolas Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo. Excludes 800,000 performance share units (“PSUs”) that will vest on December 22, 2023.

(3)
Represents 3,137,483 shares of our common stock held by ThoughtValley LLP. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley LLP. Accordingly, all of the shares held by ThoughtValley LLP may be deemed to be beneficially held by Mr. Nichols. Excludes 500,000 PSUs that will vest on December 22, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
Represents (a) 1,368,385 shares of our common stock held by Monocle Partners, LLC and (b) 10,070 shares held individually by each of Eric J. Zahler, Sai S. Devabhaktuni, and Richard J. Townsend. Each of Messrs. Zahler, Devabhaktuni and Townsend are managers of Monocle Partners, LLC. Accordingly, all shares held by Monocle Partners, LLC may be deemed beneficially owned by Messrs. Zahler, Devabhaktuni and Townsend. Each of Messrs. Zahler, Devabhaktuni and Townsend disclaims beneficial ownership of such securities.

(5)
Represents shares of our common stock held GEI Capital CF, LLC, Leonard Green , LGP Management, Inc., and Peridot Coinvest Manager LLC (collectively, the “Green Funds”). Voting and investment power with respect to the shares held by the Green Funds is shared. Voting and investment power may also be deemed to be shared with certain affiliated entities and investors of such persons. Messrs. Seiffer and Kirton may be deemed to share voting and investment power with respect to such shares due to their positions or relationships with affiliates of the Green Funds, and each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of the foregoing entities’ and individuals’ address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Information included in this footnote is derived from a Schedule 13D/A filed on November 22, 2022

(6)
The address for Mr. Nolan is c/o Nolan Capital, Inc., 58 11th Street, Hermosa Beach, CA 90254.

(7)
Represents shares of our common stock held by the George P. Bauer Revocable Trust, dated 7/20/1990 (the “Bauer Trust”). George P. Bauer is the trustee and beneficiary of the Bauer Trust and has sole power to vote or direct the vote, and to dispose or direct the disposition, of 3,392,344 shares of our common stock owned by the Bauer Trust. The address for the Bauer Trust and George P. Bauer is 499 Silvermine Rd, New Canaan, CT 06840. Information included in this footnote is derived from a Schedule 13D/A filed on November 21, 2022.

(8)
AltraVue Capital, LLC reports sole voting power with respect to 2,093,813 shares, shared voting power with respect to 1,026,952 and sole dispositive power with respect to 3,120,765 shares. The address for AltraVue Capital, LLC is 11747 NE 1st Street, Suite 205, Bellevue, WA 98005. Information included in this footnote is derived from a Schedule 13G/A filed on January 19, 2023.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information on our equity compensation plans as of December 31, 2022:
Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	2,438,611(2)	11.22	1,262,894(3)
Total	2,438,611	11.22	1,262,894

(1)
Consists of the AerSale Corporation 2020 Equity Incentive Plan (the “2020 Plan”) and the AerSale Corporation 2020 Employee Stock Purchase Plan (the “ESPP”).

(2)
All outstanding awards represent shares pursuant to the 2020 Plan. The shares pursuant to the 2020 Plan include 1,063,333 performance-based awards expected to achieve the performance milestones at the 200% vesting target.

(3)
Under the 2020 Plan, a total of 809,620 shares were available for issuance in the form of restricted stock, restricted stock units, stock options, or other stock-based or cash-based awards as of December 31, 2022. Under the ESPP, a total of 453,274 shares were available for issuance as of December 31, 2022.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file with the SEC initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2022 , other than with respect to the following: each of Mr. Finazzo and Mr. Nichols inadvertently omitted from his initial Form 3 filing, filed on December 28, 2020, a derivative security right to purchase up to 58,597 shares of common stock pursuant to an agreement with certain equity holders of the Company in connection with the business combination of Monocle and the Company. Each of Mr. Finazzo and Mr. Nichols reported this derivative security purchase right on Form 4 filed on December 16, 2022 in connection their exercise of such rights.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
AerLine Arrangements
The Company determined that AerLine Holdings, Inc. (“AerLine”) was a VIE that the Company was required to consolidate as it was deemed the primary and sole beneficiary. AerLine is beneficially owned by our Chairman, Chief Executive Officer and Division President, TechOps, Nicolas Finazzo and Vice Chairman and Division President, Asset Management Solutions, Robert B. Nichols. Effective August 31, 2018, AerLine sold the customer relationships of its operating company, XTRA Airways, in consideration for a 9.99% interest in the buyer (“Buyer”), at which point AerLine ceased to meet the consolidation criteria as a VIE under U.S. GAAP and ceased operations. In a separate transaction where the Buyer was acquired, the 9.99% interest held by AerLine in the Buyer rolled over to a larger holding company (“Investee”) in exchange for 3.85% of its membership interest. Messrs. Finazzo and Nichols each hold a 50% interest in AerLine.
In 2018, a portion of the balances due to the Company from AerLine was forgiven in exchange for the right to all proceeds received from AerLine related to the sale of its interest. The primary interest held by AerLine is the equity interest in the Investee. On November 10, 2021, AerLine transferred its ownership interest to the Company in settlement of amounts owed to the Company. As a result, the $5.4 million balance due from AerLine was reclassified to Investment on the Company’s Consolidated Balance Sheet.
There were no amounts due from AerLine as of December 31, 2022, and $5.9 million was due as of December, 31, 2020. The balance due from AerLine as of December 31, 2020, was presented in the

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Consolidated Balance Sheet as due from related party, of which $0.5 million is presented as a current asset, while $5.4 million was presented as a long- term asset.
Based on the deterioration of the Investee’s financial condition noted by the Company in the fourth quarter of 2021, the Company recognized an unrealized loss on the investment of $5.4 million during the three month period ended December 31, 2021. This loss is reflected on the Consolidated Statement of Operations in the unrealized loss on investment line.
Monocle Acquisition Corporation Relationships
Founder Shares
In September 2018, Cowen Investments II LLC (“Cowen”) and Monocle Partners, LLC (the “Sponsor” and, together with Cowen, the “Founders”) purchased 5,750,000 shares of Monocle (the “Founder Shares”) for an aggregate price of $25,000. The Sponsor and Cowen purchased 5,390,625 and 359,375 Founder Shares, respectively.
In November 2018, the Sponsor transferred to Monocle’s independent directors an aggregate of 45,000 Founder Shares for an aggregate purchase price of $195. On November 19, 2018, the Sponsor and Cowen forfeited to Monocle, for no consideration, 1,437,500 Founder Shares, of which the Sponsor forfeited 1,347,656 Founder Shares and Cowen forfeited 89,844 Founder Shares. As a result, the Founders now hold 4,312,500 Founder Shares, of which the Sponsor owns 3,997,969 Founder Shares and Cowen owns 269,531 Founder Shares.
Effective at the Closing, the Founders forfeited 3,470,312 Founder Shares and an aggregate of 700,000 Founder Shares vested.
Administrative Services Agreement Monocle entered into an agreement whereby, commencing on February 7, 2019 through the earlier of Monocle’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $10,000 per month for office space and general and administrative services. For the year ended December 31, 2020, Monocle incurred $120,000 in fees for these services.

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STOCKHOLDER PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134 in writing not later than December 29, 2023.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws, as amended. Our Amended and Restated Bylaws, as amended, require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.
Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 10, 2024 and no later than March 11, 2024. The notice must contain the information required by the Amended and Restated Bylaws, as amended, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing advance notice requirements under our Amended and Restated Bylaws, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters or transmitted electronically at 255 Alhambra Circle, Suite 435, Coral Gables, FL 33134 no later than April 10, 2024 to comply with the SEC’s universal proxy rules.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

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SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

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AERSALE’S ANNUAL REPORT ON FORM 10-K
A copy of AerSale’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 20, 2023, without charge upon written request addressed to:
AerSale Corporation
Attention: Secretary
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the 2022 Annual Report at www.proxyvote.com. You also may access the 2022 Annual Report at www.aersale.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive Vice President, General Counsel and Secretary
April 28, 2023

AerSale, Inc. | 57

ANNEX A FIRST AMENDMENT TO THEAERSALE CORPORATION 2020 EQUITY INCENTIVE PLANEffective as of December 22, 2020, AerSale Corporation (the "Company") established theAerSale Corporation 2020 Equity Incentive Plan (the "Plan"). By adoption of this instrument, the Company now desires to amend the Plan to increase the number of shares of stock reserved and available for grant pursuant to the Plan by 2,000,000 shares and to make certain other clarifying changes as set forth below.1. This Amendment shall be effective as of the date it is approved by the stockholders at the Company's 2023 Annual Meeting of Stockholders and shall be void in the absence of such approval.2. Section 4(c) of the Plan (Delegation) is hereby amended and restated in its entirety to read as follows:(b) Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors and to Persons who are or may become upon hiring subject to Section 16 of the Exchange Act. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

3. Section S(b) of the Plan (Share Reserve and Limits) is hereby amended and restatedin its entirety to read as follows:(b) Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 6,200,000 shares of Common Stock (the "Absolute Share Limit") shall be available for Awards under the Plan; (ii) subject to Section 11 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) during a single fiscal year, each Non-Employee Director shall be granted a number of shares of Common Stock subject to Awards, taken together with any cash fees paid to such Non-Employee Director during such fiscal year, equal to (A) a total value of $300,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes) or (B) such lower amount as determined by the Board prior to the Date of Grant, either as part of the Company's Non-Employee Director compensation program or as otherwise determined by the Board in the event of any change to such Non-Employee Director's compensation program or for any particular period of service. To the extent the Board makes a determination pursuant to clause (iii)(B) above with respect to any year of service, such determination shall in no event be applicable to any subsequent year of service without a further determination by the Board in respect of any subsequent year of service.4. Section 13(c) of the Plan (Dividends and Dividend Equivalents) is hereby amended by adding the following new subsection (iv) to the end thereof to read as follows:(iv) For the avoidance of doubt, dividend equivalent awards may not be awarded in connection with an award of Options or SARs and in no event will any dividend or dividend equivalent award vest or be paid prior to the satisfaction of the vesting condition applicable to the corresponding Award and such dividend or dicvidend equivalent shall only be paid to the Participant if and to the extent that the vesting conditions related to the underlying Award are satisfied.

5. This Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this 14th day of April, 2023.AERSALE CORPORATION( - t--By: _James Fry, Executive Vice President, General Counsel and Secretary

SCAN TOVIEW MATERIALS & VOTEAERSALE CORPORATION255 ALHAMBRA CIRCLE, SUITE 435 CORAL GABLES, FLORIDA 33134VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ASLE2023You may attend the meeting via the Internet and vote during the meeting when the polls are open. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V13926-P92716KEEP THIS PORTION FOR YOUR RECORDSAERSALE CORPORATIONTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR each of the eight directors identified below and FOR proposals 2 and 3:1. Election of DirectorsNominees:For Against Abstain1a. Nicolas Finazzo! ! !For Against Abstain1b. Robert B. Nichols 1c. Jonathan Seiffer1d. Peter Nolan1e. Richard J. Townsend1f. General C. Robert Kehler1g. Lt. General Judith Fedder 1h. Andrew Levy! ! !! ! !! ! !! ! !! ! !! ! !! ! !2. Approval of First Amendment to the AerSale Corporation ! ! !2020 Equity Incentive Plan.3. Ratification of the appointment of Grant Thornton LLP as ! ! !the Company's independent registered public accountingfirm for the fiscal year ending December 31, 2023.NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V13927-P92716AERSALE CORPORATIONTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AERSALE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2023The undersigned stockholder(s) of AerSale Corporation hereby appoint(s) Nicolas Finazzo and Martin Garmendia, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of AerSale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. Eastern Time on June 9, 2023, via a live webcast at www.virtualshareholdermeeting.com/ASLE2023, and any adjournment, continuation or postponement thereof.Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side